UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2016

CENTENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard St. Louis, Missouri 63105
(Address of Principal Executive Office and zip code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment to a Current Report on Form 8-K/A supplements the Current Report on Form 8-K of Centene Corporation (“Centene”) filed with the SEC on March 24, 2016, as amended by Amendment No. 1 filed with the SEC on May 10, 2016, related to our completed acquisition of Health Net, Inc. (“Health Net”). The purpose of this Amendment is to include an updated consent from Deloitte & Touche LLP, independent registered public accountants of Health Net.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: June 9, 2016	By:	/s/ JEFFREY A. SCHWANEKE
Jeffrey A. Schwaneke
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.2	Consent of Deloitte & Touche, LLP, an independent registered public accounting firm